                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                CURRENT REPORT UNDER SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Date of Report                           Commission File No.


October 31, 1997                         0-18049
----------------------------------       ---------------------------------------


                           NEROX ENERGY CORPORATION
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

               Nevada                                   911317131
----------------------------------------    ------------------------------------
(State of incorporation or organization)    (I.R.S. employer identification no.)


846 West Foothill Blvd., Suite "Y", Upland, CA     91786-3770
----------------------------------------------     -----------------------------
(Address of principal executive offices)           (Zip Code)


(909) 981-3217
----------------------------------------------
(Registrant's telephone Number)

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

          No Change.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

          No Change.

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP

          Not applicable.

ITEM 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

          No Change.

ITEM 5.   OTHER EVENTS

          No Change.

ITEM 6.   RESIGNATION OF REGISTRANT'S DIRECTORS

          Nicholas E. Ross resigned as Chairman of the Board.

          Jack Utter, Esq., was appointed by the Board of Directors of Nerox Energy Corporation as Chairman of the Board of Nerox Energy Corporation.

          The Registrant presently has the following directors:


                Director           *Nerox Shares Owned Or In
                --------           -----------------------------
                                   The Process of Being Acquired
                                   -----------------------------

          1.   William D. Artus         154,900

          2.   Joe Brock                101,616

          3.   Jack Utter               450,000

          *The referenced shares reflect the current amount of shares owned based on a reverse stock split of one for 35.714 effective June 22, 1995.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          Not applicable.

ITEM 8.   CHANGE IN FISCAL YEAR

          No change.

                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                    NEROX ENERGY CORPORATION


Date: October 26, 1997              By: /s/ JACK UTTER
                                       _______________________________________
                                       Jack Utter
                                       President and Chairman of the Board